POWER OF ATTORNEY
     The person whose signature appears below hereby appoints John P. Calamos, Sr., Patrick H. Dudasik and Nimish S. Bhatt and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the secondary public offering of securities of Calamos Convertible and High Income Fund.

Signature	Title	Date

/s/ Weston W. Marsh	Trustee	October 23, 2007
Weston W. Marsh

POWER OF ATTORNEY
     The person whose signature appears below hereby appoints John P. Calamos, Sr., Patrick H. Dudasik and Nimish S. Bhatt and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the secondary public offering of securities of Calamos Convertible and High Income Fund.

Signature	Title	Date

/s/ John E. Neal	Trustee	October 23, 2007
John E. Neal

POWER OF ATTORNEY
     The person whose signature appears below hereby appoints John P. Calamos, Sr., Patrick H. Dudasik and Nimish S. Bhatt and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the secondary public offering of securities of Calamos Convertible and High Income Fund.

Signature	Title	Date

/s/ William R. Rybak	Trustee	October 23, 2007
William R. Rybak

POWER OF ATTORNEY
     The person whose signature appears below hereby appoints John P. Calamos, Sr., Patrick H. Dudasik and Nimish S. Bhatt and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the secondary public offering of securities of Calamos Convertible and High Income Fund.

Signature	Title	Date

/s/ Stephen B. Timbers	Trustee	October 23, 2007
Stephen B. Timbers

POWER OF ATTORNEY
     The person whose signature appears below hereby appoints John P. Calamos, Sr., Patrick H. Dudasik and Nimish S. Bhatt and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the secondary public offering of securities of Calamos Convertible and High Income Fund.

Signature	Title	Date

/s/ David D. Tripple	Trustee	October 23, 2007
David D. Tripple